Item 1: Report to Shareholders

European Stock Fund	October 31, 2006

The views and opinions in this report were current as of October 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

European stocks posted strong gains during the last six months, outperforming U.S. equities. Improving business sentiment and a flurry of mergers and acquisitions fueled returns in markets across the continent. The euro and the pound sterling appreciated against the U.S. dollar, aiding results for dollar-based investors. Value stocks again outpaced growth stocks. Political and economic turmoil prevented a number of emerging European markets from recovering the ground they lost during the abrupt market decline in May and June.

The European Stock Fund generated a good return for the past six months and a very strong return for the 12-month period ended October 31, 2006. However, as shown in the table, the MSCI Europe Index and the Lipper European Funds Average did better in both periods. Since our portfolio is oriented toward higher-quality growth companies, their lagging performance limited our gains and hurt our performance relative to the benchmarks during the two time periods.

MARKET REVIEW

International markets shrugged off the late spring global market decline to generate good returns over the past six months. After rising to historically high levels in early 2006, energy prices began moderating in the summer and have fallen to the point where some oil-producing countries are limiting production in an effort to stabilize global oil prices. Although there were no obvious signs of global inflation, the central banks of the world’s three largest economies—the United States, the European Union, and Japan—raised interest rates at various times this year to slow economic growth to a sustainable, noninflationary level. However, the U.S. Federal Reserve has left its target interest rate at 5.25%. The European Central Bank (ECB) and Bank of Japan have signaled they are likely to continue raising rates.

Strong economic growth and continuing corporate consolidation within the European Union (EU) pushed Europe’s equity markets higher in the last six months. Domestic demand and a steady flow of exports helped improve business sentiment across the continent. The German Ifo survey, which tracks business confidence in Europe’s largest national economy, continued to climb to levels not seen in the past 15 years. Even though Italy’s growth lagged relative to other European economies, its business sentiment reached its highest levels in six years. Across Europe, demand for loans picked up, and many companies increased their plant and machinery investments and added to their inventories. In the face of rising economic activity, the ECB raised interest rates, and the equity market absorbed the news without much disruption. The bond market expects the ECB to raise rates again before the end of 2006. Improving economic data and strong merger activity appear to have offset investors’ fears that the ECB’s rate increases, uneven EU economic growth, and political unrest would slow down Europe’s markets.

For the most recent six-month period, markets in Spain, Belgium, Ireland, and Italy posted the best results among the developed countries; the Czech Republic and Greece had the best results among the continent’s emerging markets. The worst performers among the developed countries for the past six months were Norway and Finland, which posted losses. Stocks in Turkey and Hungary also declined.

Europe’s steady economic expansion did not sustain all sectors. Although the utilities, telecommunication services, and consumer staples sectors posted solid returns for the six months, information technology and energy lost ground. Falling energy prices helped utility companies, and the easing of pricing pressures bolstered the continent’s landline and wireless communications companies. Despite the higher interest rates, the financials sector did well, particularly diverse financial companies and commercial banks.

PORTFOLIO PERFORMANCE AND STRATEGY

Our portfolio restructuring, which we began in the summer of 2005, continued in the second half of our fiscal year. We looked for rapidly growing, established companies that have the potential to generate earnings at a faster rate than the market. We took advantage of the May and June market decline to purchase some attractive companies whose prices had fallen. Although we identified a number of well-managed companies whose shares appreciated, many of our choices, particularly among the commercial banks, struggled. We trimmed some financial holdings as the market recovered in the summer. Investors, wary of risk after May’s decline, favored defensive names, and our underweight in utilities and consumer staples took its toll on the portfolio’s performance.

Financials, the fund’s largest sector allocation, turned in a mixed performance. Although growth-oriented portfolios generally don’t have a large weighting in financials, we have identified a number of bank, insurance, and investment companies that are developing new approaches to servicing customers and acquiring market share. A good example of this is Admiral Group, a British car insurer that has had great success selling lower-cost policies over the Internet. The company, one of fund’s strong performers, has targeted market segments, such as younger drivers, city dwellers, and owners of high-performance cars, and offered them lower rates by passing along the savings achieved through its operating efficiencies. The company will soon roll out its services in the rest of Europe. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

A number of our other financial holdings did not fare so well. Turkyie Is Bankasi dropped precipitously in May. Investors unhappy with Turkey’s higher-than-expected inflation, higher interest rates, and the weakened Turkish lira exited the stock. Once we felt the market began to recover this summer, we sold our shares and eliminated it from our portfolio. We also eliminated holdings of Commerzbank, which reported much weaker earnings. Banca Italease, the fund’s best absolute contributor in the previous reporting period, was hurt by a change in Italy’s tax code that eliminated some of the tax-favored treatment for leasing.

We continue to believe that the wave of financial company consolidations in Europe will continue for some time. We realized a handsome gain when Italian insurance company Assicurazioni Generali bought out its competitor Toro Assicurazioni. We initiated a position in Banca Intesa, an Italian retail banking company with 4,000 branches. The price had dropped, and it offered an attractive dividend. Moreover, we believe it is likely to combine with Capitalia, an Italian bank with extensive Internet operations that already has a 2% stake in Banca Intesa. The combination would create Italy’s largest retail banking network and would generate considerable cost savings. The National Bank of Greece, which has carved out a niche in Romania, bounced back and continues to show promise servicing Europe’s emerging markets.

Among our health care stocks, Grifols, a Spanish plasma products company, was the portfolio’s second-largest absolute contributor. The increased demand for its products in the U.S. drove prices higher. In addition, this well-managed company has developed techniques to improve its yield of plasma from whole blood. Grifols should be able to benefit from the higher volumes and prices.

Another strong performer was British company Capita Group, an out-sourcing and professional services company. It reported record earnings, and the number of government and private industry contracts in its pipeline continues to grow. We initiated a position in Spanish construction and infrastructure manager ACS Group. This company has created a successful business building large public infrastructure projects in developed and emerging markets. Lottomatica, the Italian gaming company that operates lottery games and offers mobile phone cards, stumbled. It performed well earlier this year, and we believe the market hasn’t recognized the solid growth it has achieved in scratch and mobile phone cards.

Since the market favored defensive stocks, our underweight in consumer staples hurt the portfolio’s performance. Poor performance by a number of our consumer staples holdings aggravated the problem. Koninklijke Numico, the Dutch maker of infant formula, baby food, and supplements for people with special nutritional needs, reported lower-than-expected revenue growth in the second quarter. We believe Numico’s strong management team and high-margin business have greater potential over the long term. Assa-Abloy, the world’s leader in locks and security hardware, performed well.

INVESTMENT OUTLOOK

Europe’s recent economic data have been encouraging, and we expect moderate economic growth to continue as long as the U.S. economy remains healthy. We believe European interest rates, which have been lower than U.S. rates, are likely to rise but probably not to a level that shuts off growth. The German economy appears to be recovering from last year’s weakness, and it may have peaked. German business spending is up, real estate is appreciating, and German consumers are showing more confidence than they did last year. However, an increase in the country’s value-added tax takes effect in January. Consumers are buying in anticipation of the increase, and these advance purchases may dampen demand enough to slow the German economy in 2007. Conditions in Italy and France also appear to be improving. Rising consumer demand should augment the export-led growth and provide a broader base for their expansions.

The outlook for corporate profits and cash flow remains positive. Revenue growth and restructuring continue to improve companies’ earnings, and shareholder-friendly dividend increases and stock buy-backs should support the markets. Earnings expectations are subdued at this point. We believe valuations in Europe remain attractive compared with other regions, and the downside risk appears limited. Value stocks, which have outperformed growth for some time, are no longer trading at a relative discount, which could signal an end to this trend.

The pace of merger and acquisition activity should bolster the market. Many of the region’s leading companies have strong balance sheets and have the ability to acquire competition in other European countries. Top managements also recognize that European companies—as opposed to national companies—stand a much better chance of competing successfully in the global market.

In an environment of moderate growth, investors have in the past shown a willingness to pay for companies whose sales and earnings are expanding. We believe the prospects look good for the steady growth companies we favor.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 15, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights   For a share outstanding throughout each period

	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE					
Beginning of period	$ 20.58	$ 18.33	$ 15.64	$ 12.77	$ 15.28
Investment activities					
Net investment income	0.26	0.33	0.27	0.22	0.16
Net realized and unrealized gain (loss)	4.38	2.20	2.66	2.79	(2.31)
Total from investment activities	4.64	2.53	2.93	3.01	(2.15)
Distributions					
Net investment income	(0.32)	(0.27)	(0.22)	(0.14)	(0.36)
Net realized gain	(4.16)	(0.01)	(0.02)	–	–
Total distributions	(4.48)	(0.28)	(0.24)	(0.14)	(0.36)
NET ASSET VALUE					
End of period	**$ 20.74**	**$ 20.58**	**$ 18.33**	**$ 15.64**	**$ 12.77**

Ratios/Supplemental Data

Total return^	27.32%	13.90%	18.89%	23.83%	(14.51)%
Ratio of total expenses to average net assets	1.03%	1.06%	1.07%	1.12%	1.11%
Ratio of net investment income to average net assets	1.36%	1.65%	1.36%	1.56%	1.03%
Portfolio turnover rate	83.7%	82.0%	22.5%	23.1%	16.1%
Net assets, end of period (in millions)	$ 937	$ 795	$ 784	$ 800	$ 643

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRIA 3.5%		
Common Stocks 3.5%		
Bank Austria Creditanstalt	36,000	5,218
Erste Bank der Oesterreich Sparkasse (1)	202,960	13,830
Wiener Staedtische Versicherung (1)	207,800	13,376
Total Austria (Cost $27,417)		32,424
BELGIUM 4.0%		
Common Stocks 4.0%		
InBev	197,310	11,124
KBC	94,360	10,316
SES Global FDR, GDR	737,400	11,311
UCB (1)	73,715	4,566
Total Belgium (Cost $36,857)		37,317
DENMARK 2.4%		
Common Stocks 2.4%		
Novo Nordisk, Series B	175,350	13,251
Topdanmark (2)	60,900	8,651
Total Denmark (Cost $15,446)		21,902
FRANCE 17.8%		
Common Stocks 17.8%		
Accor	193,208	13,424
AXA	498,368	19,000
Legrand (1)	171,700	4,868
LVMH	111,876	11,667
Neopost (1)	127,271	15,572
Neuf Cegetel (2)	152,800	4,615
Pernod-Ricard (1)	70,991	14,226
PPR	49,297	7,360
Safran (1)	320,500	7,258
Societe Generale (1)	60,420	10,047

SOITEC (1)(2)	192,400	5,704
Television Francaise (1)	274,629	9,337
Total (1)	319,754	21,665
Veolia Environnement	161,500	9,895
Zodiac (1)	196,700	12,295
Total France (Cost $123,567)		166,933
GERMANY 4.0%		
Common Stocks 3.0%		
Deutsche Boerse	29,300	4,728
Hypo Real Estate Holding	137,926	8,676
Praktiker Bau-und Heimwerk (1)	456,200	14,520
		27,924
Preferred Stocks 1.0%		
Fresenius, 0.99%	52,700	9,894
		9,894
Total Germany (Cost $26,415)		37,818
GREECE 5.7%		
Common Stocks 5.7%		
Cosmote Mobile Communication	354,533	8,739
Hellenic Telecommunications (2)	725,840	18,819
National Bank of Greece	560,483	25,456
Total Greece (Cost $40,009)		53,014
IRELAND 2.7%		
Common Stocks 2.7%		
Anglo Irish Bank	841,900	15,107
CRH	296,200	10,449

ROMANIA 1.3%		
Common Stocks 1.3%		
BRD-Groupe Societe Generale	1,734,400	12,218
Total Romania (Cost $11,176)		12,218
SPAIN 8.5%		
Common Stocks 8.5%		
Acciona (1)	71,923	12,677
ACS Actividades Constuccion y Servicios (1)	205,700	10,333
Enagas (1)	532,800	12,929
Grifols (2)	1,048,900	10,985
Grupo Ferrovial (1)	87,100	8,054
Indra Sistemas (1)	414,000	9,201
Telefonica SA	818,903	15,793
Total Spain (Cost $64,956)		79,972
SWEDEN 4.5%		
Common Stocks 4.5%		
Assa-Abloy, Series B (1)	633,000	12,191
Atlas Copco, A Shares	412,200	12,050
Modern Times Group, B Shares (1)	128,650	7,415
S-E-Banken	363,500	10,174
Total Sweden (Cost $40,314)		41,830
SWITZERLAND 11.3%		
Common Stocks 11.3%		
Credit Suisse Group	153,380	9,258
Dufry (2)	55,100	4,426
Geberit	9,540	12,446
Julius Baer	85,100	8,999
Nobel Biocare	55,098	15,099
Novartis	292,576	17,778

Roche Holding	39,104	6,851
Swiss Life Holding	54,200	12,802
UBS	307,702	18,399
Total Switzerland (Cost $73,536)		106,058

UNITED KINGDOM 14.0%

Common Stocks 14.0%

Admiral Group	600,500	10,652
AMVESCAP	1,218,500	13,940
Aviva	824,300	12,191
BP	910,707	10,132
Capita Group	2,094,700	21,546
Friends Provident	2,390,520	9,443
Johnson Matthey	485,100	13,284
Next	286,000	10,261
Reckitt Benckiser	261,081	11,365
Reuters	673,300	5,747
Royal Dutch Shell, B Shares	360,829	12,932
Total United Kingdom (Cost $99,955)		131,493

SHORT-TERM INVESTMENTS 2.8%

Money Market Funds 2.8%

T. Rowe Price Reserve Investment Fund, 5.37% (3)(4)	26,316,829	26,317
Total Short-Term Investments (Cost $26,317)		26,317

SECURITIES LENDING COLLATERAL 18.0%

Money Market Pooled Account 18.0%

Investment in money market pooled account managed by JP Morgan Chase Bank, London, 5.308% (3)	168,711,483	168,711
Total Securities Lending Collateral (Cost $168,711)		168,711

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $879,347)	$ 1,086,343
Affiliated companies (cost $26,317)	26,317
Total investments in securities	1,112,660
Receivable for investment securities sold	3,909
Dividends and interest receivable	614
Receivable for shares sold	594
Cash	25
Foreign currency (cost $1)	1
Other assets	14,823
Total assets	1,132,626
Liabilities	
Obligation to return securities lending collateral	168,711
Payable for investment securities purchased	11,402
Investment management fees payable	625
Payable for shares redeemed	413
Due to affiliates	107
Other liabilities	14,660
Total liabilities	195,918
NET ASSETS	$ 936,708
Net Assets Consist of:	
Undistributed net investment income	$ 11,584
Undistributed net realized gain	93,959
Net unrealized gain	207,010
Paid-in capital applicable to 45,170,737 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	624,155
NET ASSETS	$ 936,708
NET ASSET VALUE PER SHARE	$ 20.74

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($ 000s)

		Year Ended 10/31/06
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $2,000)	$	19,636
Securities lending		837
Interest		23
Total income		20,496
Expenses		
Investment management		6,952
Shareholder servicing		1,284
Custody and accounting		362
Prospectus and shareholder reports		114
Registration		25
Legal and audit		24
Proxy and annual meeting		17
Directors		9
Miscellaneous		37
Total expenses		8,824
Net investment income		11,672
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		106,635
Foreign currency transactions		15
Net realized gain		106,650
Change in net unrealized gain (loss)		
Securities		88,004
Other assets and liabilities denominated in foreign currencies		15
Change in net unrealized gain		88,019
Net realized and unrealized gain		194,669
INCREASE IN NET ASSETS FROM OPERATIONS	$	206,341

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $67,000 for the year ended October 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning November 1, 2007.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2006, the value of loaned securities was $161,250,000; aggregate collateral consisted of $168,711,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $709,039,000 and $760,655,000, respectively, for the year ended October 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2006, were characterized as follows for tax purposes:

At October 31, 2006, the tax-basis components of net assets were as follows:

For the year ended October 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2006, the cost of investments for federal income tax purposes was $905,664,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2006, expenses incurred pursuant to these service agreements were $89,000 for Price Associates, $834,000 for T. Rowe Price Services, Inc., and $17,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2006, the fund was allocated $146,000 of Spectrum Funds’ expenses, of which $90,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $12,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2006, approximately 8% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $587,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2006, and October 31, 2005, was $26,317,000 and $18,460,000, respectively.

As of October 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 160,785 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price European Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $6,229,000 from short-term capital gains,

• $165,419,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $10,666,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $17,994,000 and foreign taxes paid of $632,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price) and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1991	Director, Mercantile Bankshares (4/03 to present); Member, Advisory
Board, Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse
Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1988	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to present),
2001	and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 116 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director, T. Rowe
[116]	Price International, Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Savings Bank; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe Price
Global Investment Services Limited; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
2006	Trust Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.; formerly student, Stanford Graduate
School of Business (to 2002)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., T. Rowe Price Investment Services, Inc.,
and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$16,946	$15,868
Audit-Related Fees	1,284	1,221
Tax Fees	2,862	2,607
All Other Fees	150	368

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,200,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 15, 2006